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                                                                    Exhibit 24.2

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 30, 1996, in Amendment No. 5 to the Registration Statement (Form S-11 No. 333-1666) and related Prospectus of Prime Retail, Inc., for the registration of 4,351,078 shares of its common stock.


                                                    Ernst & Young LLP


Baltimore, Maryland
June 27, 1996